Exhibit 99.2

Paramount and Skydance Announce Anticipated Closing Date, Deadlines to Elect Merger Consideration and Change of Ticker Symbol Effective at the Closing

July 25, 2025

NEW YORK, July 25, 2025 -- Paramount Global (NASDAQ: PARA, PARAA) (“Paramount”) and Skydance Media, LLC (“Skydance”) today announced that the transactions (the “Transactions”) contemplated by the Transaction Agreement, dated as of July 7, 2024, by and among Paramount, Skydance, New Pluto Global, Inc. (“New Paramount”) and the other parties thereto (the “Transaction Agreement”) are expected to close on August 7, 2025 (the “Anticipated Closing Date”), subject to customary closing conditions.

The deadlines for Paramount stockholders of record and certain other Paramount stockholders to elect the form of consideration they wish to receive with respect to their shares of Paramount common stock (subject to certain proration procedures as previously announced) in connection with the Transactions are as set forth below (each an “Election Deadline”) and correspond to the Anticipated Closing Date:

1.	For shares of Paramount common stock held of record, the Election Deadline is 5:00 p.m., New York City time, on July 31, 2025.

2.

For shares of Paramount common stock held by current or former employees of Paramount via their Morgan Stanley Stock Plan Account, the Election Deadline is 4:00 p.m., New York City time, on July 28, 2025.

3.	For shares of Paramount common stock held via the Paramount Global 401(k) Plan, the Election Deadline is 4:00 p.m., New York City time, on July 28, 2025.

Stockholders wishing to make an election must return their properly completed election materials in the manner set forth in such election materials so that they are received prior to the applicable Election Deadline.

Shares of Paramount common stock held through an account with a bank, brokerage firm or other nominee (in “street name”) may be subject to an earlier election deadline determined by such bank, brokerage firm or other nominee, and holders of such shares should carefully review any materials they received from their bank, brokerage firm or other nominee regarding how to make an election with respect to such shares.

If an election is not properly made with respect to any shares of Paramount common stock by the applicable Election Deadline, the holder of such shares will be deemed to have made no election with respect to such shares and will therefore be entitled to receive the applicable stock consideration in respect of such shares. If the closing date is delayed to a subsequent date, each Election Deadline will be similarly delayed to a subsequent date. Paramount and Skydance will promptly announce any such delay and, when determined, the rescheduled Election Deadlines.

Questions and requests for assistance or additional copies of the election materials may be directed to Equiniti Trust Company, LLC ((866) 595-1717). Questions with respect to the Transactions, including the merger consideration, may be directed to D.F. King & Co., Inc. ((800) 901-0068 or PARA@dfking.com). Paramount stockholders may also contact their bank, brokerage firm or other nominee, if applicable, for assistance concerning the election process.

Additionally, Paramount and Skydance today announced that shares of Class B common stock, par value $0.001, of New Paramount are expected to begin trading on the Nasdaq Stock Market LLC under the ticker symbol “PSKY” following the closing of the Transactions. Shares of Paramount’s Class B common stock (NASDAQ: PARA) and Class A common stock (NASDAQ: PARAA) will no longer be listed for trading following the closing of the Transactions.

Important Information About the Transactions and Where To Find It

In connection with the Transactions, on February 13, 2025, New Paramount filed with the Securities and Exchange Commission (the “SEC”) an information statement (the “Information Statement”), which constitutes a prospectus of New Paramount and forms part of the registration statement on Form S-4 (File No. 333-282985) that was filed with the SEC in connection with the Transactions. Paramount and New Paramount may also file other documents with the SEC regarding the Transactions. Paramount also files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet site that contains reports, proxy statements and other information regarding issuers that file electronically with the SEC, including Paramount, which can be accessed at https://www.sec.gov. In addition, you may also access Paramount’s SEC filings and other information about Paramount through the “Investors” page of Paramount’s website, at https://ir.paramount.com. Information contained on Paramount’s website or connected thereto is provided for textual reference only and does not constitute part of, and is not incorporated by reference into, this press release.

This document is not a substitute for the Information Statement or any other document that Paramount or New Paramount may file with the SEC. INVESTORS AND SECURITY HOLDERS OF PARAMOUNT ARE URGED TO READ THE INFORMATION STATEMENT, AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement on Form S-4, which includes the Information Statement, and other documents filed with the SEC by Paramount or New Paramount through the website maintained by the SEC at www.sec.gov or by contacting the investor relations department of Paramount.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell, any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, invitation, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Cautionary Notes on Forward-Looking Statements

This communication contains both historical and forward-looking statements, including statements related to our future results, performance and achievements. All statements that are not statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Similarly, statements that describe our objectives, plans or goals are or may be forward-looking statements. These forward-looking statements reflect our current expectations concerning future results and events; generally can be identified by the use of statements that include phrases such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “foresee,” “likely,” “will,” “may,” “could,” “estimate” or other similar words or phrases; and involve known and unknown risks, uncertainties and other factors that are difficult to predict and which may cause our actual results, performance or achievements to be different from any future results, performance or achievements expressed or implied by these statements.

Important risk factors that may cause such a difference include, but are not limited to: (i) that the Transactions may not be completed on anticipated terms and timing (or at all), (ii) that a condition to closing of the Transactions may not be satisfied, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals), (iii) that the anticipated tax treatment of the Transactions may not be obtained, (iv) the potential impact of unforeseen liabilities, future capital expenditures, revenues, costs, expenses, earnings, synergies, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of the combined business after the consummation of the Transactions, (v) potential litigation relating to the Transactions that could be instituted against Paramount or its directors, (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transactions, (vii) any negative effects of the announcement, pendency or consummation of the Transactions on the market price of Paramount’s common stock and on Paramount’s or Skydance’s operating results, (viii) risks associated with third party contracts containing consent and/or other provisions that may be triggered by the Transactions, (ix) the risks and costs associated with the integration of, and the ability of Paramount and Skydance to integrate, the businesses successfully and to achieve anticipated synergies, (x) the risk that disruptions from the Transactions will harm Paramount’s business, including current plans and operations or by diverting management’s attention from Paramount’s ongoing business operations, (xi) the ability of Paramount to retain and hire key personnel and uncertainties arising from leadership changes, (xii) legislative, regulatory and economic developments, (xiii) the risk that executive officers, directors and affiliates of Paramount and Skydance may have interests in the Transactions that are different from, or in addition to, the rights of the Paramount stockholders and Skydance equityholders, (xiv) the other risks described in the Information Statement, most recent annual report on Form 10-K and quarterly report on Form 10-Q, and (xv) management’s response to any of the aforementioned factors. There may be additional risks, uncertainties and factors that we do not currently view as material or that are not necessarily known.

These risks, as well as other risks associated with the Transactions, are more fully discussed in the Information Statement that is included in the registration statement on Form S-4 that was filed with the SEC in connection with the Transactions. While the list of factors presented here is, and the list of factors presented in the registration statement on Form S-4 is, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Paramount’s consolidated financial condition, results of operations, credit rating or liquidity. The forward-looking statements included in this communication are made only as of the date of this communication, and we do not undertake any obligation to publicly update any forward-looking statements to reflect subsequent events or circumstances, except as otherwise required by applicable law.

Skydance Media

Melissa Zukerman

Melissa.zukerman@skydance.com

310-717-8764

Dan Gagnier

Gagnier Communications

dg@gagnierfc.com

646-342-8087

Paramount Global

Media:

Justin Dini

Executive Vice President, Chief Communications Officer

(212) 846-2724

justin.dini@paramount.com

Allison McLarty

Senior Vice President, Corporate and Financial Communications

(323) 376-7903

allison.mclarty@paramount.com

Investors:

Jaime Morris

Executive Vice President, Investor Relations

(646) 824-5450

jaime.morris@paramount.com